UNITED STATES
                    SECURITIES AND EXCHANGE COMMISSION

                          Washington, D.C. 20549

                                 FORM 8-K

                              CURRENT REPORT
   Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



Date of Report (Date of earliest event reported)  November 2, 2005
                                                _____________________________



                 Home Federal Bancorp, Inc. of Louisiana
_____________________________________________________________________________
         (Exact name of registrant as specified in its charter)



     Federal                    000-51117                   86-1127166
_____________________________________________________________________________
(State or other jurisdiction    (Commission File Number)        (IRS Employer
of incorporation)                                         Identification No.)



624 Market Street, Shreveport, Louisiana                             71101
_____________________________________________________________________________
(Address of principal executive offices)                           (Zip Code)



Registrant's telephone number, including area code  (318) 222-1145
                                                   __________________________



                                Not Applicable
_____________________________________________________________________________
         (Former name or former address, if changed since last report)



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


Item 2.02   Results of Operations and Financial Condition
            _____________________________________________

     On November 2, 2005, Home Federal Bancorp, Inc. of Louisiana (the "Company") reported its results of operations for the quarter ended September 30, 2005.

     For additional information, reference is made to the Company's press release dated November 2, 2005, which is included as Exhibit 99.1 hereto and is incorporated herein by reference thereto. The press release attached hereto is being furnished to the SEC and shall not be deemed to be "filed" for any purpose except as otherwise provided herein.

Item 9.01   Financial Statements and Exhibits
            _________________________________

      (a)   Not applicable.
      (b)   Not applicable.
      (c)   Not applicable.
      (d)   Exhibits

      The following exhibit is filed herewith.

     Exhibit Number    Description
     ______________    _______________________________________________

     99.1              Press release dated November 2, 2005























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                                 SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                               HOME FEDERAL BANCORP, INC. OF LOUISIANA



Date:  November 2, 2005        By: /s/ Daniel R. Herndon
                                   _________________________________________
                                   Daniel R. Herndon
                                   President and Chief Executive Officer







































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